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                                                                    Exhibit 23.1


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of ACT Manufacturing, Inc. on Form S-3 of our report dated February 14, 1997, appearing in the Annual Report on Form 10-K of ACT Manufacturing, Inc. for the year ended December 31, 1996 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
June 17, 1997